UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 13, 2005

TUT SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25291	94-2958543
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6000 SW Meadows Drive, Suite 200

Lake Oswego, Oregon 97035

(Address of principal executive offices) (Zip Code)

(971) 217-0400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 13, 2005, Tut Systems, Inc. issued a press release announcing its preliminary estimate of its revenue for its first quarter ended March 31, 2005. The press release, attached hereto as Exhibit 99.1, is being furnished with this Form 8-K.

Additional Information About the Proposed Mergers and Where to Find It

In connection with the proposed mergers of Tut Systems and CoSine Communications, Inc., and Tut Systems and Copper Mountain Networks, Inc., Tut Systems has filed registration statements on Form S-4 with the Securities and Exchange Commission. These registration statements include a prospectus of Tut Systems as well as proxy statements for each of Tut Systems’, CoSine Communications’, and Copper Mountain’s special stockholder meetings. Investors and security holders are advised to read the relevant registration statement, prospectus and proxy statement because they contain important information about the proposed mergers. Investors and security holders may obtain a free copy of the respective registration statement, prospectus and proxy statement and other documents filed with the Securities and Exchange Commission by Tut Systems, CoSine Communications and Copper Mountain at the Securities and Exchange Commissions website at http:/www.sec.gov. Free copies of such materials may also be obtained from:

Tut Systems, Inc. Randall Gausman 6000 SW Meadows Road, Suite 200 Lake Oswego, Oregon 97035 Telephone No.: (917) 217-0400	CoSine Communications Terry Gibson 560 S. Winchester Blvd., Suite 500 San Jose, California 95128 Telephone No.: (408) 236-7517	Copper Mountain Networks, Inc. Greg Peck 10145 Pacific Heights Blvd., Suite 530 San Diego, California 92121 Telephone No.: (858) 410-7110

Information Concerning Participants

Tut Systems, CoSine Communications, and Copper Mountain, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Tut Systems’, CoSine Communications’ and Copper Mountain’s stockholders in connection with the proposed mergers. Information about the directors and executive officers of Tut Systems and their ownership of Tut Systems stock will be set forth in the proxy statement for Tut Systems’ 2005 Annual Meeting of Stockholders. Information about the directors and executive officers of CoSine Communications and their interests in the CoSine Communications merger will be set forth in the proxy statement for CoSine Communications’ Special Meeting of Stockholders. Information about the directors and executive officers of Copper Mountain and their interests in the Copper Mountain merger will be set forth in the proxy statement for Copper Mountain’s Special Meeting of Stockholders. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description
99.1	Press release dated April 13, 2005*

*	Pursuant to Item 2.02 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

April 13, 2005	By:	/S/ RANDALL K. GAUSMAN
Randall K. Gausman,
Vice-President, Finance and Administration, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer and Duly Authorized Officer)

Index to Exhibits

Exhibit	Description
99.1	Press release dated April 13, 2005*

*	Pursuant to Item 2.02 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.